UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2015

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road
Suite 600
Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities

On November 18, 2015, Bay Valley Foods, a wholly owned subsidiary of TreeHouse Foods, Inc. (NYSE: THS) (“TreeHouse”), issued a press release announcing its intention to close its City of Industry, California facility. Production is expected to cease in the first quarter of 2016 with full closure of the facility expected in the third quarter of 2016. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated November 18, 2015, announcing the closure of its City of Industry, California facility

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: November 18, 2015	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill

General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated November 18, 2015, announcing the closure of its City of Industry, California facility